Exhibit 10.1
                                                                    ------------

                              FORBEARANCE AGREEMENT



      THIS FORBEARANCE AGREEMENT ("Agreement") is made as of February 8, 2002, among NATIONAL GOLF OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the "Borrower"), continued pursuant to that certain Third Amended and Restated Agreement of Limited Partnership, dated as of July 28, 1999, as amended (the "Operating Agreement"), NATIONAL GOLF PROPERTIES, INC., a Maryland corporation (the "Guarantor"), BANK ONE, NA, a national banking association with its main office in Chicago, Illinois, individually and as agent ("Agent") for Lenders (as defined in the Credit Agreement referenced below) and the Lenders.

                                    RECITALS

      A. Pursuant to the terms of the Amended and Restated Credit Agreement dated as of July 30, 1999, among Borrower, Guarantor, Agent, and the Lenders from time to time that are parties thereto (as amended from time to time, the "Credit Agreement"), the Lenders agreed to provide a term loan facility in the amount of $100,000,000 ("Term Facility") and a revolving credit facility in the maximum aggregate amount of $200,000,000 ("Revolving Facility"). Terms appearing as initially capitalized terms and not otherwise expressly defined in this Agreement shall have the respective meanings given them in the Credit Agreement.

      B. Borrower and Guarantor have requested that Lenders forbear from exercising their remedies under the Loan Documents on account of the Specified Defaults (as defined in Section 1 below). Lenders have agreed to do so for a limited period of time on the conditions set forth in this Agreement.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the foregoing premises, the mutual agreements of the parties contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Guarantor, Agent and Lenders hereby agree as follows:

      1. SPECIFIED DEFAULTS. Borrower acknowledges that, as of the date hereof, the following Defaults (the "Specified Defaults") exist or are asserted to exist (or, in the case of the Default referenced in clause (iii) may come to exist):
(i) a Default under Section 8.11(ii) of the Credit Agreement as a result of AGC's non-compliance with its minimum EBITDA ratio calculated as of June 30, 2001, September 30, 2001 and December 31, 2001; (ii) a Default under Section 8.6(ii) of the Credit Agreement as a result of certain non-payment defaults that are being asserted to exist under (W) AGC's credit facility with Bank of America, (X) that certain Note Purchase Agreement dated as of July 30, 1996, by and among AGC and the note holders party thereto, relating to those certain 9.35% Senior Secured Notes due July 1, 2004, (Y) that certain Amended and Restated Loan Agreement dated as of July 7, 1994, by and among Bank of America (as successor-in-interest to NationsBank of South Carolina, N.A.) and the Borrower (as successor-in-interest to Royal Golf, L.P. II), as amended, and (Z) those certain loans relating to American Golf (UK) Limited and European Golf LLC, as set forth more fully on Schedule 1; (iii) a Default under Section 8.11(iii) as a result of any failure of AGC to pay the full amount of rent due to Borrower on any due date after December 31, 2001 under Approved Operating Leases; and (iv) as a result of the receipt by AGC of a letter purporting to terminate a prior waiver by Bank of America of AGC's defaults under its credit facility with Bank of America, a Default under Section 8.4 of the Credit Agreement in respect of Borrower's representation and warranty in its request for Advances after October 1, 2001 that no Default or Unmatured Default existed and that all conditions to the making of an Advance were satisfied. Notwithstanding clause (ii) of the preceding sentence, if a Default under Section 8.6(i) occurs due to the acceleration of any debt described in clause (ii) such Default shall not be included in the definition of Specified Default, except that the acceleration of any of the AGC debt described in clauses (W), (X) or (Z) of such clause (ii) shall constitute a Default under Section 8.6(i) of the Credit Agreement only if by a date seven (7) calendar days after the date of such acceleration, (a) such acceleration is not waived, the matters relating to such acceleration are not cured or such acceleration is not otherwise withdrawn or rescinded or (b) such Default under the Credit Agreement is not otherwise cured or waived.

      2. AGREEMENT TO FORBEAR. For so long as (a) no material Default has occurred under the Loan Documents other than the Specified Defaults, (b) Borrower complies in all material respects with its obligations under this Agreement, and (c) no event occurs that would entitle Lenders to terminate the Forbearance Period as set forth in this Agreement, commencing on the Effective Date (as hereinafter defined) and continuing through March 29, 2002, Lenders agree to refrain from exercising any of their rights and remedies under the Loan Documents that exist by virtue of the Specified Defaults (the period in which Lenders are obligated to so forbear being referred to herein as the "Forbearance Period"). Notwithstanding anything in this Agreement to the contrary, upon expiration or any earlier termination of the Forbearance Period, (i) no Advance may be made, converted into or continued beyond its then-current term as a LIBOR Advance and the Obligations shall thereafter bear interest at the Default Rate unless otherwise specified by the Required Lenders, (ii) Lenders shall be entitled to exercise any and all rights and remedies available to Lenders under the Loan Documents or at law or in equity on account of the Specified Defaults and/or on account of any other Default, and (iii) Lenders have not and shall not be deemed to have waived, modified or reduced in any manner any such rights or remedies of Lenders by reason of their agreement to forbear under this Agreement. As used herein, "Effective Date" shall mean the date on which each of the following conditions are satisfied:

            (a) Borrower, Guarantor, Agent, and the Required Lenders have executed this Agreement and delivered counterparts to Agent;

            (b) Borrower has paid a fee to Agent for the benefit of the Lenders equal to .25% of the outstanding principal balance of the Revolving Facility and Term Facility (prior to the payment required in clause (c) below), which shall be allocated between the Term Facility and the Revolving Facility on a pro rata basis based on the relative principal amounts outstanding under the Term Facility and the Revolving Facility;

            (c) Borrower has agreed to remit, and shall by such date have remitted, to the Agent $20,000,000 of the proceeds of those Advances requested after October 1, 2001. Pursuant to Section 2.23 of the Credit Agreement, such amount shall be applied to reduce the outstanding principal balance of the Revolving Facility and the Term Facility on a pro rata basis, based on the relative principal amounts outstanding under the Term Facility and the Revolving Facility. The Aggregate Revolving Commitment shall be permanently reduced by the amount of principal so applied to the Revolving Facility and each Revolving Lender's Revolving Commitment shall be reduced proportionately; and

            (d) Borrower shall have provided to Agent evidence reasonably satisfactory to Agent including a certified resolution and an incumbency certificate from Guarantor, substantially in the form attached hereto as
      Exhibit 2(d) and to the effect that the individual executing this Agreement on behalf of Borrower and Guarantor has been duly authorized by all appropriate action to so execute and deliver this Agreement.


      3. INDUCEMENTS TO LENDERS TO FORBEAR. For the benefit and reliance of Lenders, and to induce Lenders to enter into this Agreement, Borrower and Guarantor individually and each on its own behalf hereby represents and warrants as follows:

            (a) Other than as contemplated by the terms hereof, the Credit Agreement, Notes, and all of the other Loan Documents executed by Borrower and/or Guarantor are in full force and effect on the date of this Agreement and are enforceable against Borrower and/or Guarantor in accordance with their terms;

            (b) As of the date of this Agreement (prior to the payment required as a condition to the Effective Date), the unpaid balance of principal due and payable under the Revolving Facility is $200,000,000 and under the Term Facility is $98,000,000 (which amounts do not include attorneys' fees and other costs of Lenders incurred and unpaid as of the date hereof, or any accrued and unpaid interest or fees, all of which shall be in addition to such amount);

            (c) To each's knowledge, Borrower and Guarantor have no right of set-off, defense, claim, or cause of action against Agent, Lenders or any of their affiliates, or any of their respective officers, directors, employees, agents, or attorneys, in connection with the Loan Documents as of the date hereof (whether fixed or contingent, or based on contract, tort, statute, strict liability, or other legal or equitable theory of recovery). Borrower and Guarantor each hereby, for itself, its successors and assigns (each a "Releasing Party" and collectively, the "Releasing Parties"), releases, acquits and forever discharges Agent and Lenders and their respective directors, officers, employees, agents, affiliates, successors and assigns ("Released Parties") of and from any and all claims, actions, causes of action, demands, rights, damages, costs, and expenses whatsoever which any Releasing Party might have because of anything done, omitted to be done, or allowed to be done by any of the Released Parties and in connection with the Revolving Facility, the Term Facility, the Credit Agreement or this Agreement or the other Loan Documents as of the date of execution of this Agreement, whether known or unknown, foreseen or unforeseen, including any damages and the consequences thereof resulting or to result from the events described, referred to or inferred hereinabove;

            (d) Borrower and Guarantor have taken all necessary action to authorize the execution, delivery and performance of this Agreement, and this Agreement has been duly executed and delivered by or on behalf of Borrower and Guarantor and constitutes the legal, valid and binding obligation of Borrower and Guarantor enforceable against Borrower and Guarantor in accordance with its terms;

            (e) The execution, delivery and performance of this Agreement by Borrower and Guarantor will not conflict with or result in a breach of any of the terms or provisions of, constitute a default under, require any consent under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Borrower or Guarantor pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement, or other agreement or instrument to which Borrower or Guarantor is a party or by which Borrower's or Guarantor's property or assets is subject, nor will such action result in any violation of the provisions of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over Borrower or any of its properties or assets, and any consent, approval, authorization, order, registration or qualification of or with any court or any such regulatory authority or other governmental agency or body required for the execution, delivery and performance by Borrower of this Agreement or any other Loan Documents has been obtained and is in full force and effect;

            (f) To each's actual knowledge, except for the Specified Defaults, no material Default has occurred that remains uncured as of the date hereof; and

            (g) Other than the Liens on one Property described on Exhibit 3(g) which was incorrectly identified as an Unencumbered Asset on the most recent compliance certificate furnished to Lenders, Borrower has not granted or suffered to exist any material Liens (other than Permitted Liens identified in Subsections 7.15 (i) to (iv)) on any of the Projects included in Unencumbered Assets as referenced in the most recent compliance certificate furnished to Lenders, and all such Projects comply with each of the requirements set forth in the definition of "Unencumbered Asset."

      4. REPORTING REQUIREMENTS. Borrower shall use its reasonable best efforts to provide to Agent no later than fifteen (15) days following the end of each month, monthly course level operating results (including a comparison of actual results versus budgeted results for the applicable month and for the year-to-date). In addition, to the extent (a) obtainable using all reasonable efforts, and (b) not covered by any agreement of confidentiality that would preclude such disclosure, Borrower shall provide monthly financial projections (including a comparison to the corresponding month in fiscal year 2001), for AGC. Furthermore, Borrower shall also provide at the time of deliverance of its monthly course operating results, a report on recent asset sales, including copies of all pending letters of intent and contracts for asset sales (to the extent not previously provided) and a report on the projected tax liability for each proposed asset sale. Borrower shall also use its reasonable best efforts to provide 13-week cash flow forecasts on a bi-weekly basis (commencing on the first Monday after the date hereof and continuing on every other Monday thereafter) and such additional information as may be reasonably requested by Agent or by Lenders' advisor.

      5. NET CASH PROCEEDS. Notwithstanding those provisions of Section 2.8(b)(ii) of the Credit Agreement which establish certain exceptions and limitations allowing Borrower to retain a portion of Net Cash Proceeds of sale of assets for certain purposes, all Net Cash Proceeds of the sale of assets received during the first quarter of 2002 shall be used to pay down the outstanding principal balance of the Revolving Facility and the Term Facility on a pro rata basis, based on the relative principal amounts outstanding under the Term Facility and the Revolving Facility, provided, however, that Borrower shall have the right to reserve (the "Capital Expenditure/1031 Reserve") up to $28,000,000, in the aggregate, of Net Cash Proceeds from (i) the sale of those Projects listed on Schedule 1 attached hereto (the "Anticipated 1031 Projects"); and (ii) from the sale of Projects other than Anticipated 1031 Projects but, with respect to such other Projects, only to the extent that the aggregate Net Cash Proceeds from such other Projects does not exceed the then-current unreserved and unexpended portion of the $8 million allowed for Required Cap Ex or Necessary Repairs. Amounts in the Capital Expenditure/1031 Reserve shall be disbursed solely for the purpose of (a) completing Section 1031 Transactions, (b) paying for capital expenditures which Borrower has already budgeted or which are necessary to maintain the quality of the Projects ("Required Cap Ex") or (c) repairs to the extent reasonably necessary to maintain the Projects in a first class manner ("Necessary Repairs"). The foregoing notwithstanding, (X) expenditures on account of Required Cap Ex and Necessary Repairs shall not exceed $8 million, in the aggregate and (Y) such expenditures may be funded from reserves or accounts other than the Capital Expenditure/1031 Reserve; provided, however, that if any such expenditure is made from the Capital Expenditure/1031 Reserve or any other reserve or account, the amount so expended shall reduce the Capital Expenditure/1031 Reserve by a like amount.

      6. ACQUISITIONS/INVESTMENTS. Notwithstanding the terms of Section 7.4 of the Credit Agreement, Borrower shall not acquire or invest in any new golf course properties or ancillary businesses or invest in any of the other items identified in Section 7.4 of the Credit Agreement, provided, however, that Borrower shall have the right to enter into Section 1031 Transactions as set forth in Section 5, make Required Cap Ex and Necessary Repairs, purchase office equipment and otherwise operate in the ordinary course of business (other than with respect to the acquisition of or investment in any new golf course properties or ancillary businesses) as required for it to conduct its business.

      7. CAPITAL EXPENDITURES. Each capital expenditure during the Forbearance Period shall comply with the requirements set forth in Section 7.29 of the Credit Agreement.

      8. NEGATIVE PLEDGE AND PROHIBITION AGAINST DEBT. The Borrower shall not incur any Indebtedness except in connection with the extension and/or refinancing of Indebtedness which exists on the date hereof and only so long as such extension and/or refinancing does not increase the principal amount of such Indebtedness. Notwithstanding the foregoing, the Borrower shall be entitled to incur secured Indebtedness against specific Projects that are acquired by Borrower to complete the exchange of Anticipated 1031 Projects and those Section 1031 Transactions which are pending completion as of the date hereof as listed on Schedule 3 attached hereto ("Pending 1031 Exchanges") provided that the amount of such secured Indebtedness shall not exceed the amount of secured indebtedness on the Project that was sold as part of such Section 1031 Transaction. Borrower and Guarantor agree that they will not, nor will they permit any of their Subsidiaries to, create, incur or suffer to exist any Lien in or on the property of Guarantor, the Borrower or any of their Subsidiaries except Liens existing as of the date hereof, and Permitted Liens identified in
Section 7.15(i) through (iv) of the Credit Agreement. Borrower specifically acknowledges that the Liens identified in Section 7.15(v) of the Credit Agreement shall not constitute Permitted Liens to the extent created subsequent to the date hereof.

      9. DIVIDENDS. Notwithstanding the terms contained in Section 7.11 of the Credit Agreement, neither Guarantor nor Borrower shall pay any dividends or make any other distributions with respect to its Capital Stock (including all preferred units of Borrower) during the Forbearance Period, other than distributions with respect to taxes related to the sale of assets as described in the definition of "Net Cash Proceeds" (including distributions required under the Operating Agreement in respect of taxes).

      10. MANAGEMENT. Guarantor represents that its Bylaws provide, among other things, that (a) the majority of Guarantor's directors shall be Independent Directors, and (b) the Committee of Independent Directors (as defined in Guarantor's Bylaws) shall approve all transactions between Guarantor and David
G. Price and his affiliates. As used herein, an "Independent Director" shall have the meaning ascribed to such term in the Guarantor's Bylaws and shall further refer to a director of Guarantor who was not at the time of initial appointment and is not at any time while serving as a director of Guarantor: (W) a director of AGC; (X) an officer or employee (with the exception of Charles S. Paul, serving as interim Chief Executive Officer of Guarantor), partner or attorney of Guarantor or AGC; (Y) a person controlling any such partner, or (Z) a member of the immediate family of any of the foregoing. It is acknowledged and agreed by the parties hereto that Messrs. Charles S. Paul, Bruce Karatz and John
C. Cushman III are Independent Directors for the purposes hereof.

      11. RESTRUCTURING PLAN. Borrower agrees that it shall present a draft restructuring plan to the Lenders by February 28, 2002.

      12. LEGAL AND PROFESSIONAL FEES. Borrower hereby confirms its obligation to pay certain reasonable costs and expenses pursuant to Section 10.7 of the Credit Agreement and agrees that such costs and expenses include fees and expenses of both attorneys and professional consultants. Borrower acknowledges that the fees and expenses incurred in connection with the negotiations leading up to the execution of this Agreement were incurred in connection with the collection and enforcement of the Loan Documents.

      13. ACKNOWLEDGMENTS BY BORROWER. Borrower acknowledges that the Lenders have advised Borrower that they are not currently willing to agree to any modifications to the Credit Agreement unless collateral is provided to secure the Obligations. While Borrower has not committed to provide such collateral, it has agreed to take such reasonable steps as Borrower deems necessary to be in a position to deliver, on or before March 29, 2002, mortgages or deeds of trust in favor of Lenders encumbering the real property owned by Borrower which is not encumbered by a mortgage or deed of trust as of the date hereof.. Borrower agrees to provide the Agent's counsel with periodic updates on such steps, including delivery of copies of all title and other due diligence information that may be prepared or collected in connection with providing such collateral. Borrower further acknowledges that it is now aware that AGC had received a letter purporting to terminate a prior waiver by Bank of America of AGC's defaults under its credit facility with Bank of America prior to the Advances made in October and November of 2001.

      14. INTEREST DURING FORBEARANCE PERIOD; SUSPENSION OF LIBOR OPTION. The Required Lenders agree that, as of the Effective Date, interest shall cease being calculated at the Default Rate which was previously imposed by written notice from the Agent pursuant to the Lenders' rights under the Credit Agreement. From the Effective Date until the expiration or earlier termination of the Forbearance Period, (i) no Advance may be made as, converted into or continued beyond its current term as a LIBOR Advance, (ii) each LIBOR Advance shall bear interest for the remainder of the applicable Interest Period at the rate otherwise applicable to such Interest Period plus 1.00% per annum and (iii) each ABR Advance shall bear interest at a rate per annum equal to the Adjusted ABR Rate otherwise applicable to such ABR Advance plus 1.00% per annum. Nothing herein shall limit the right of Lenders to receive the Default Rate once the Forbearance Period expires or is terminated.

      15. VOLUNTARY AGREEMENT. Borrower represents and warrants that it is represented by legal counsel of its choice, that it has consulted with counsel regarding this Agreement, that it is fully aware of the terms of this Agreement, and that it has entered into this Agreement voluntarily and without coercion or duress of any kind.

      16. NO COURSE OF CONDUCT. Borrower acknowledges that the determination by Lenders to enter into this Agreement does not constitute a course of conduct or course of dealing. Borrower acknowledges that it has no basis to expect any Lender to enter into any further forbearance or any modification of the Loan Documents.

      17. SEVERABILITY. In case any provision of this Agreement shall be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      18. NO MODIFICATION EXCEPT IN WRITING. None of the terms of this Agreement may be modified, waived, altered, amended, supplemented, extended, consolidated, replaced, exchanged or otherwise changed except by an instrument in writing duly executed by all of the parties hereto.

      19. FURTHER ASSURANCES. Borrower, Guarantor, Agent and the Required Lenders shall execute and deliver such further instruments and perform such further acts as may be reasonably requested by each other of the foregoing persons from time to time to confirm the provisions of this Agreement and to carry out the intents and purposes of this Agreement.

      20. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois.

      21. RESERVATION AND REMEDIES. Except as specifically stated in this Agreement, this Agreement shall not be deemed or construed to (i) constitute a waiver of any right or remedy available to any of Borrower, Guarantor, Agent or Lenders under the Loan Documents, at law, in equity or otherwise, and each of the foregoing hereby expressly reserves all of such rights and remedies; or (ii) give any of Borrower, Guarantor, Agent or Lenders any rights under the Credit Agreement that each would otherwise not have due to the existence of a Default (even if such Default is one of the Specified Defaults), unless expressly provided for in this Agreement.

      22. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

      23. INTERPRETATION. As used herein, the terms (a) "person" shall mean an individual, a corporation, a partnership, a trust, an unincorporated organization or other entity or any agency or political subdivision thereof; and
(b) "including" or "include" shall mean "including without limitation" or "include, among other things", or "include, without limiting the generality of the foregoing". The Recitals to this Agreement are incorporated herein and expressly made a part hereof. The terms and provisions of this Agreement shall be interpreted and construed in accordance with their usual and customary meanings, and the parties hereby expressly waive and disclaim in connection with the interpretation and construction of this Agreement, any rule of law or procedure requiring otherwise, including, any rule of law to the effect that ambiguous or conflicting terms or provisions contained in this Agreement shall be interpreted or construed against the party whose attorney prepared this Agreement or any earlier draft of this Agreement.

      24. COUNTERPARTS. This Agreement may be executed in two or more counterparts (including by facsimile transmission of signature pages hereto), each of which may be executed by one or more of the parties hereto, but all of which, when taken together, shall constitute but one agreement.

      25. WAIVER OF JURY TRIAL. AGENT, LENDERS, BORROWER AND GUARANTOR, BY THEIR ACCEPTANCE HEREOF, EACH HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENTS RELATING THERETO OR ARISING FROM THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THIS AGREEMENT AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

      26 INTEGRATION. This Agreement, together with the Loan Documents, constitute the entire agreement among Agent, Lenders, Borrower, and Guarantor with respect to the Term Facility and the Revolving Facility and the subject matter of the foregoing documents, and all prior writings and discussions and all contemporaneous discussions are hereby merged into and superseded by the provisions of the foregoing documents.

      27. AGREEMENT CONTROLLING. In the event of a conflict or inconsistency between the provisions of the Loan Documents and the provisions of this Agreement, the provisions of this Agreement shall govern. This Agreement shall constitute a Loan Document for all purposes. Any reference to the Credit Agreement in any of the Loan Documents shall hereafter mean the Credit Agreement as supplemented by this Agreement as the same may be subsequently amended, modified, altered, supplemented, extended, consolidated, replaced, exchanged or otherwise changed.

               [SIGNATURES ARE CONTAINED ON THE FOLLOWING PAGE]

      IN WITNESS WHEREOF, Borrower, Guarantor, Agent and Lenders have caused this Agreement to be executed as of the date first above written.



BORROWER:                           NATIONAL GOLF OPERATING
                                    PARTNERSHIP, L.P.

                                    By:
                                    National Golf Properties, Inc., its
                                    general partner


                                    By:  /s/ Neil M. Miller
                                       -----------------------------------------
                                    Print Name:  Neil M. Miller
                                               ---------------------------------
                                    Title: CFO, Secretary and Acting General
                                         ---------------------------------------
                                           Counsel
                                         ---------------------------------------


GUARANTOR:                          NATIONAL GOLF PROPERTIES, INC.


                                    By:  /s/ Neil M. Miller
                                       -----------------------------------------
                                    Print Name:  Neil M. Miller
                                               ---------------------------------
                                    Title:  CFO, Secretary and Acting General
                                         ---------------------------------------
                                            Counsel
                                         ---------------------------------------


AGENT:                              BANK ONE, NA, Individually and as
                                    Administrative Agent


                                    By: /s/ Richard R. Howard
                                       -----------------------------------------
                                    Print Name:  Richard R. Howard
                                               ---------------------------------
                                    Title:  Vice President
                                          --------------------------------------


LENDERS:                            MERRILL LYNCH CAPITAL CORPORATION,
                                    Individually and as Syndication Agent



                                    By:  /s/ Michael E. O'Brien
                                       -----------------------------------------
                                    Print Name:  Michael E. O'Brien
                                               ---------------------------------
                                    Title:  Vice President
                                          --------------------------------------

                                    ING (U.S.) CAPITAL LLC, Individually and as
                                    Co-Documentation Agent and Co-Arranger


                                    By:  /s/ David J. Lattimer
                                       -----------------------------------------
                                    Print Name:  David J. Lattimer
                                               ---------------------------------
                                    Title:  Vice President
                                          --------------------------------------


                                    UNION BANK OF CALIFORNIA, N.A.,
                                    Individually and as Co-Documentation Agent


                                    By:  /s/ Scott M. Bleifer
                                       -----------------------------------------
                                    Print Name:  Scott M. Bleifer
                                               ---------------------------------
                                    Title:  Vice President
                                          --------------------------------------


                                    FLEET NATIONAL BANK, Individually and as
                                    Co-Agent


                                    By:  /s/ Gregory C. Badger
                                       -----------------------------------------
                                    Print Name: Gregory C. Badger
                                               ---------------------------------
                                    Title:  Vice President
                                          --------------------------------------


                                    CITY NATIONAL BANK, Individually and as
                                    Co-Agent


                                    By:  /s/ Eric Bacura
                                       -----------------------------------------
                                    Print Name: Eric Bacura
                                               ---------------------------------
                                    Title:  Director
                                          --------------------------------------


                                    WELLS FARGO BANK, NATIONAL
                                    ASSOCIATION, Individually and as Co-Agent


                                    By:  /s/ Charles C. Warner
                                       -----------------------------------------
                                    Print Name:  Charles C. Warner
                                               ---------------------------------
                                    Title:  Vice President
                                          --------------------------------------

                                    PACIFIC LIFE INSURANCE COMPANY


                                    By:  /s/ T. Anthony Primer
                                       -----------------------------------------
                                    Print Name: T. Anthony Primer
                                               ---------------------------------
                                    Title:  Vice President
                                          --------------------------------------


                                    By:  /s/ C.S. Dillion
                                       -----------------------------------------
                                    Print Name:  C.S. Dillion
                                               ---------------------------------
                                    Title:  Assistant Secretary
                                          --------------------------------------


                                    AMSOUTH BANK


                                    By:  /s/ Lawrence Clark
                                       -----------------------------------------
                                    Print Name:  Lawrence Clark
                                               ---------------------------------
                                    Title:  Vice President
                                          --------------------------------------

                                    CALIFORNIA FEDERAL BANK


                                    By:  /s/ Preston A. Minor
                                       -----------------------------------------
                                    Print Name:  Preston A. Minor
                                               ---------------------------------
                                    Title:  Vice President
                                          --------------------------------------

                                    FIRST AMERICAN BANK TEXAS, SSB


                                    By:  /s/ Matt Malone
                                       -----------------------------------------
                                    Print Name:  Matt Malone
                                               ---------------------------------
                                    Title:  Assistant Vice President
                                          --------------------------------------

                                    CREDIT LYONNAIS NEW YORK BRANCH


                                    By:  /s/ Bruno DeFloor
                                       -----------------------------------------
                                    Print Name:  Bruno DeFloor
                                               ---------------------------------
                                    Title:  Vice President
                                          --------------------------------------

                                    DRESDNER BANK, AG, NEW YORK AND
                                    GRAND CAYMAN BRANCHES


                                    By:
                                       -----------------------------------------
                                    Print Name:
                                               ---------------------------------
                                    Title:
                                          --------------------------------------


                                    PILGRIM PRIME RATE TRUST

                                    By:
                                    ING Pilgrim Investments LLC

                                    By:
                                       -----------------------------------------
                                    Print Name:
                                               ---------------------------------
                                    Title:
                                          --------------------------------------

                                    THE TRAVELERS INSURANCE COMPANY


                                    By:  /s/ Pamela D. Westmoreland
                                       -----------------------------------------
                                    Print Name: Pamela D. Westmoreland
                                               ---------------------------------
                                    Title:  Investment Officer
                                          --------------------------------------


                                    MASSACHUSETTS MUTUAL LIFE INSURANCE
                                    COMPANY


                                    By:  /s/ Mary S. Law
                                       -----------------------------------------
                                    Print Name:  Mary S. Law
                                               ---------------------------------
                                    Title:  Managing Director
                                          --------------------------------------


                                    OCTAGON INVESTMENT PARTNERS II, LLC


                                    By:
                                       -----------------------------------------
                                    Print Name:
                                               ---------------------------------
                                    Title:
                                          --------------------------------------

                                    OCTAGON INVESTMENT PARTNERS III, LTD.


                                    By:
                                       -----------------------------------------
                                    Print Name:
                                               ---------------------------------
                                    Title:
                                          --------------------------------------


                                    OCTAGON INVESTMENT PARTNERS IV, LTD.


                                    By:
                                       -----------------------------------------
                                    Print Name:
                                               ---------------------------------
                                    Title:
                                          --------------------------------------


                                    KZH Soleil LLC


                                    By:  /s/ Susan Lee
                                       -----------------------------------------
                                    Print Name: Susan Lee
                                               ---------------------------------
                                    Title:  Authorized Agent
                                          --------------------------------------


                                    KZH Soleil-2 LLC


                                    By:  /s/ Susan Lee
                                       -----------------------------------------
                                    Print Name: Susan Lee
                                               ---------------------------------
                                    Title:  Authorized Agent
                                          --------------------------------------

                                    FIRSTRUST BANK


                                    By:  /s/ Kent Nelson
                                       -----------------------------------------
                                    Print Name:  Kent Nelson
                                               ---------------------------------
                                    Title:  Vice President
                                          --------------------------------------

                                    GALAXY CLO 1999-1, Ltd.


                                    By:
                                       -----------------------------------------
                                    Print Name:
                                               ---------------------------------
                                    Title:
                                          --------------------------------------

                                    PINEHURST TRADING, INC.


                                    By:  /s/ Ann E. Morris
                                       -----------------------------------------
                                    Print Name:  Ann E. Morris
                                               ---------------------------------
                                    Title:  Assistant Vice President
                                          --------------------------------------


                                    MERRILL LYNCH, PIERCE, FENNER &
                                    SMITH INC.


                                    By:
                                       -----------------------------------------
                                    Print Name:
                                               ---------------------------------
                                    Title:
                                          --------------------------------------

                                    CENTREPACIFIC


                                    By:  /s/ John M. Casparian
                                       -----------------------------------------
                                    Print Name:  John M. Casparian
                                               ---------------------------------
                                    Title:  Chief Operating Officer
                                          --------------------------------------


                                    PB CAPITAL CORPORATION


                                    By:  /s/ Jeffrey Frost
                                       -----------------------------------------
                                    Print Name:  Jeffrey Frost
                                               ---------------------------------
                                    Title:  Mangaging Director
                                          --------------------------------------
                                            Portfolio Management
                                          --------------------------------------


                                    By:  /s/ Thomas Dearth
                                       -----------------------------------------
                                    Print Name:  Thomas Dearth
                                               ---------------------------------
                                    Title:  Associate
                                          --------------------------------------